ABERDEEN FUNDS

Supplement to the Aberdeen Funds Statutory Prospectus and Statement of Additional Information dated February 28, 2011.

The following replaces the contact information on pages 73, 77, 81 and 84 of the Statutory Prospectus for obtaining performance information for the Aberdeen Asia Bond Institutional Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen Emerging Markets Institutional Fund and Aberdeen International Equity Institutional Fund, respectively (collectively, the “Institutional Funds”):

For updated performance information, please visit www.aberdeen-asset.us or call 888-380-7919.

The following replaces the section titled “Contacting Aberdeen Funds” on page 153 of the Statutory Prospectus.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.  For the Institutional Funds, customer service representatives are available 8 a.m. to 6 p.m. Eastern Time, Monday through Friday at 888-380-7919.

Automated Voice Response Call 866-667-9231 (for the Institutional Funds, call 888-380-7919), 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                  make transactions;

•                  hear fund price information; and

•                  obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                  download Fund prospectuses;

•                  obtain information on the Aberdeen Funds;

•                  access your account information; and

•                  request transactions, including purchases, redemptions and exchanges.

By Regular Mail Aberdeen Funds, P.O. Box 55930, Boston, MA 02205-5930.

By Overnight Mail Boston Financial Data Services, Aberdeen Funds, 30 Dan Rd, Canton, MA 02021.

By Fax 866-923-4269.

For shareholders of the Institutional Funds only, the telephone number listed in the section titled “Investing with Aberdeen Funds”  on pages 154 to 156 of the Statutory Prospectus is hereby replaced with the following:

888-380-7919

The following replaces the section titled “Information from Aberdeen Funds” located on the Back Cover of the Statutory Prospectus:

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge – contain additional information about the Funds:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•                  Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Funds’ website www.aberdeen-asset.us.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231 (for the Institutional Funds, call 888-380-7919), or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeen-asset.us or call 866-667-9231 (for the Institutional Funds, call 888-380-7919) for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

By Overnight Mail:

Boston Financial Data Services

Aberdeen Funds

30 Dan Rd

Canton, MA 02021

For 24-hour Access:

866-667-9231 (toll free) (for the Institutional Funds, call 888-380-7919)

Customer Service Representatives are available 8 a.m.-9 p.m. (for the Institutional Funds, 8 a.m.- 6 p.m.) Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeen-asset.us.

All references in the Statement of Additional Information to Citi Fund Services Ohio, Inc. are hereby replaced with Boston Financial Data Services, Inc.

The following replaces the information in the third paragraph on the Front Cover of the Statement of Additional Information.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.  You can order copies of the Prospectuses without charge by writing to

Boston Financial Data Services, Inc. at 30 Dan Rd, Canton, MA 02021 or calling (toll-free) 866-667-9231 (for the Institutional Funds, call 888-380-7919).

The telephone number listed for shareholders of the Institutional Funds to call on the Front Cover and in the sections titled “Proxy Voting Guidelines”, “Investor Privileges”, “Investor Services” and “Financial Statements” on pages 104, 157 to 158, 159 and 202, respectively, of the Statement of Additional Information is hereby replaced with the following:

888-380-7919

The following replaces the “By Mail or Fax” information located on page 158 of the Statement of Additional Information in the “Investor Privileges” section.

By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 55930, Boston, MA 02205-5930 or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe,”  “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

THIS SUPPLEMENT IS DATED June 3, 2011

Please keep this supplement for future reference